Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-2291
http://www.progressive.com

PROGRESSIVE REPORTS FEBRUARY RESULTS

MAYFIELD VILLAGE, OHIO — March 16, 2011 — The Progressive Corporation today reported the following results for February 2011:

(millions, except per share amounts and ratios; unaudited)	February 2011	February 2010	Change

Net premiums written	$1,302.9	$1,248.2	4%
Net premiums earned	$1,128.8	$1,079.3	5%
Net income	$114.1	$98.1	16%
Per share	$.17	$.15	18%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$23.6	$11.9	98%
Combined ratio	89.4	90.4	(1.0	) pts.
Average diluted equivalent shares	655.4	666.4	(2)%

(in thousands; unaudited)	February 2011	February 2010	Change

Policies in Force:
Agency – Auto	4,557.4	4,386.6	4%
Direct – Auto	3,691.9	3,344.1	10%

Total Personal Auto	8,249.3	7,730.7	7%
Total Special Lines	3,619.9	3,434.6	5%

Total Personal Lines	11,869.2	11,165.3	6%

Total Commercial Auto	506.2	508.4	0%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

February 2011

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,302.9

Revenues:
Net premiums earned	$1,128.8
Investment income	39.7
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	23.6

Total net realized gains (losses) on securities	23.6
Service revenues	1.7

Total revenues	1,193.8

Expenses:
Losses and loss adjustment expenses	765.1
Policy acquisition costs	106.6
Other underwriting expenses	137.9
Investment expenses	.9
Service expenses	1.3
Interest expense	10.5

Total expenses	1,022.3

Income before income taxes	171.5
Provision for income taxes	57.4

Net income	$114.1

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	651.3

Per share	$.18

Diluted:
Average shares outstanding	651.3
Net effect of dilutive stock-based compensation	4.1

Total equivalent shares	655.4

Per share	$.17

[1]

For a description of our reporting and accounting policies, see Note 1 to our 2010 audited consolidated financial statements included in our 2010 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

February 2011 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date		% Change
	2011	2010

Net premiums written	$2,677.9	$2,584.9	4

Revenues:
Net premiums earned	$2,524.6	$2,409.0	5
Investment income	79.2	83.7	(5)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(.1)	0	NM
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[1]	(.2)	0	NM

Net impairment losses recognized in earnings	(.3)	0	NM
Net realized gains (losses) on securities	56.2	3.8	1379

Total net realized gains (losses) on securities	55.9	3.8	1371
Service revenues	3.6	2.8	29

Total revenues	2,663.3	2,499.3	7

Expenses:
Losses and loss adjustment expenses	1,747.3	1,692.4	3
Policy acquisition costs	239.0	230.1	4
Other underwriting expenses	309.9	297.5	4
Investment expenses	2.0	2.4	(17)
Service expenses	2.7	3.4	(21)
Interest expense	21.0	23.5	(11)

Total expenses	2,321.9	2,249.3	3

Income before income taxes	341.4	250.0	37
Provision for income taxes	114.7	80.7	42

Net income	$226.7	$169.3	34

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	652.7	661.8	(1)

Per share	$.35	$.26	36

Diluted:
Average shares outstanding	652.7	661.8	(1)
Net effect of dilutive stock-based compensation	4.0	4.9	(18)

Total equivalent shares	656.7	666.7	(1)

Per share	$.35	$.25	36

NM = Not Meaningful

[1]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

February 2011

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:
	Current	Year-to-Date
	Month	2011	2010
Net income	$114.1	$226.7	$169.3

After-tax changes in:
Net unrealized gains (losses) on securities	31.7	59.4	148.9
Net non-credit related OTTI losses[1]	0	.1	0

Total net unrealized gains (losses) on securities	31.7	59.5	148.9
Net unrealized gains on forecasted transactions	(.3)	(.6)	(.5)
Foreign currency translation adjustment	0	.1	(.2)

Comprehensive income	$145.5	$285.7	$317.5

Per share	$.22	$.44	$.48

[1]

A positive amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income for the period.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2011	2010
Fully taxable equivalent total return:
Fixed-income securities	.5%	1.1%	2.2%
Common stocks	3.6%	6.0%	.1%
Total portfolio	.7%	1.5%	2.2%

Pretax recurring investment book yield	3.3%	3.3%	3.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2011

($ in millions)

(unaudited)

Current Month
				Commercial Auto Business	Other Businesses[1]	Companywide Total
	Personal Lines Business
	Agency	Direct	Total
Net Premiums Written	$663.3	$523.5	$1,186.8	$116.1	$0	$1,302.9
% Growth in NPW	3%	7%	5%	(2)%	NM	4%
Net Premiums Earned	$581.8	$437.1	$1,018.9	$109.3	$.6	$1,128.8
% Growth in NPE	3%	9%	6%	(3)%	NM	5%

GAAP Ratios
Loss/LAE ratio	67.2	69.1	68.0	65.1	NM	67.8
Expense ratio	20.6	22.8	21.6	22.5	NM	21.6

Combined ratio	87.8	91.9	89.6	87.6	NM	89.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$20.6
Current accident year						2.7

Calendar year actuarial adjustment	$11.7	$8.0	$19.7	$3.6	$0	$23.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$20.6
All other development						20.5

Total development						$41.1

Calendar year loss/LAE ratio						67.8

Accident year loss/LAE ratio						71.4

Statutory Ratios
Loss/LAE ratio						67.8
Expense ratio						20.1

Combined ratio						87.9

[1]

The other businesses generated an underwriting loss of $0.5 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

February 2011 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
				Commercial Auto Business	Other Businesses[1]	Companywide Total
	Personal Lines Business
	Agency	Direct	Total
Net Premiums Written	$1,354.0	$1,073.3	$2,427.3	$250.6	$0	$2,677.9
% Growth in NPW	2%	7%	4%	(2)%	NM	4%
Net Premiums Earned	$1,300.8	$976.3	$2,277.1	$246.2	$1.3	$2,524.6
% Growth in NPE	3%	10%	6%	(4)%	NM	5%

GAAP Ratios
Loss/LAE ratio	68.5	70.8	69.5	66.3	NM	69.2
Expense ratio	20.8	22.8	21.7	22.5	NM	21.8

Combined ratio	89.3	93.6	91.2	88.8	NM	91.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$33.6
Current accident year						2.8

Calendar year actuarial adjustment	$19.3	$14.0	$33.3	$3.1	$0	$36.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$33.6
All other development						78.2

Total development						$111.8

Calendar year loss/LAE ratio						69.2

Accident year loss/LAE ratio						73.6

Statutory Ratios
Loss/LAE ratio						69.2
Expense ratio						21.2

Combined ratio						90.4

Statutory Surplus						$5,349.3

NM = Not Meaningful

[1]	For the year, the other businesses generated an underwriting loss of $0.4 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

February 2011

CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,925.4)	$12,144.1
Equity securities:
Nonredeemable preferred stocks[1] (cost: $554.3)	1,128.4
Common equities (cost: $1,020.7)	1,503.2
Short-term investments (amortized cost: $976.6)	976.6

Total investments[2,3]	15,752.3
Net premiums receivable	2,845.7
Deferred acquisition costs	429.8
Other assets[4]	2,306.7

Total assets	$21,334.5

Unearned premiums	$4,506.0
Loss and loss adjustment expense reserves[4]	7,089.3
Other liabilities[3]	1,523.5
Debt	1,958.5
Shareholders’ equity	6,257.2

Total liabilities and shareholders’ equity	$21,334.5

Common shares outstanding	658.1
Shares repurchased – February	2.0
Average cost per share	$20.11
Book value per share	$9.51
Trailing 12-month return on average shareholders’ equity	17.9%
Net unrealized pretax gains (losses) on investments	$1,272.0
Increase (decrease) from January 2011	$48.7
Increase (decrease) from December 2010	$91.5
Debt-to-total capital ratio	23.8%
Fixed-income portfolio duration	2.2 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.13

[1]	As of February 28, 2011, we held certain hybrid securities and recognized a change in fair value of $3.3 million as a realized gain during the period we held these securities.
[2]	Includes $4.2 billion of short-term investments and U.S. Treasury securities prior to settling $60.6 million of net security transactions outstanding as of month-end.
[3]	Includes $60.6 million of net unsettled security transactions (as discussed in note 2 above).
[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $734.2 million.

Monthly Commentary

•	The Company has no additional commentary regarding February results.

Upcoming Events

We are currently scheduled to release March results on Thursday, April 14, 2011, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressivedirect.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot DiscountSM, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those reported herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.